United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04984

AMERICAN BEACON FUNDS

(Exact name of Registrant as specified in charter)

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: June 30, 2019

Date of reporting period: September 30, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. SCHEDULE OF INVESTMENTS.

American Beacon Alpha Quant Core FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 99.50%
Communication Services - 1.37%
Interactive Media & Services - 1.37%
Facebook, Inc., Class AA	261	$42,924

Consumer Discretionary - 9.67%
Internet & Direct Marketing Retail - 2.15%
Booking Holdings, Inc.A	34	67,456

Leisure Products - 1.70%
Hasbro, Inc.	506	53,191

Multiline Retail - 1.85%
Kohl’s Corp.	776	57,851

Specialty Retail - 3.97%
Best Buy Co., Inc.	718	56,981
Foot Locker, Inc.	1,327	67,650

		124,631

Total Consumer Discretionary		303,129

Consumer Staples - 15.01%
Beverages - 1.72%
Molson Coors Brewing Co., Class B	880	54,120

Food & Staples Retailing - 5.39%
Costco Wholesale Corp.	245	57,545
Walgreens Boots Alliance, Inc.	851	62,038
Walmart, Inc.	525	49,303

		168,886

Household Products - 5.99%
Church & Dwight Co., Inc.	1,005	59,667
Clorox Co.	430	64,676
Procter & Gamble Co.	763	63,505

		187,848

Tobacco - 1.91%
Altria Group, Inc.	992	59,827

Total Consumer Staples		470,681

Energy - 5.49%
Oil, Gas & Consumable Fuels - 5.49%
HollyFrontier Corp.	850	59,415
Marathon Petroleum Corp.	725	57,978
Valero Energy Corp.	481	54,714

		172,107

Total Energy		172,107

Health Care - 20.31%
Biotechnology - 7.31%
AbbVie, Inc.	683	64,598
Amgen, Inc.	286	59,285
Biogen, Inc.A	154	54,410
Gilead Sciences, Inc.	660	50,959

		229,252

Health Care Providers & Services - 11.56%
AmerisourceBergen Corp.	703	64,831
Cardinal Health, Inc.	1,151	62,154

See accompanying notes

American Beacon Alpha Quant Core FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 99.50% (continued)
Health Care - 20.31% (continued)
Health Care Providers & Services - 11.56% (continued)
Cigna Corp.	291	$60,601
CVS Health Corp.	748	58,882
Humana, Inc.	181	61,272
WellCare Health Plans, Inc.A	170	54,483

		362,223

Pharmaceuticals - 1.44%
Bristol-Myers Squibb Co.	727	45,132

Total Health Care		636,607

Industrials - 18.81%
Aerospace & Defense - 6.15%
Boeing Co.	175	65,082
Lockheed Martin Corp.	180	62,273
Raytheon Co.	317	65,511

		192,866

Air Freight & Logistics - 3.44%
CH Robinson Worldwide, Inc.	581	56,892
Expeditors International of Washington, Inc.	695	51,103

		107,995

Airlines - 3.52%
Delta Air Lines, Inc.	962	55,633
Southwest Airlines Co.	878	54,831

		110,464

Electrical Equipment - 2.19%
Acuity Brands, Inc.	436	68,539

Machinery - 1.74%
Cummins, Inc.	373	54,484

Trading Companies & Distributors - 1.77%
WW Grainger, Inc.	155	55,399

Total Industrials		589,747

Information Technology - 25.72%
Communications Equipment - 5.82%
Cisco Systems, Inc.	1,086	52,834
F5 Networks, Inc.A	349	69,598
Juniper Networks, Inc.	2,000	59,940

		182,372

IT Services - 2.08%
DXC Technology Co.	698	65,277

Semiconductors & Semiconductor Equipment - 7.20%
Applied Materials, Inc.	1,380	53,337
KLA-Tencor Corp.	547	55,636
Lam Research Corp.	419	63,562
Micron Technology, Inc.A	1,175	53,145

		225,680

Software - 2.05%
Intuit, Inc.	283	64,354

Technology Hardware, Storage & Peripherals - 8.57%
Apple, Inc.	359	81,041

See accompanying notes

American Beacon Alpha Quant Core FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 99.50% (continued)
Information Technology - 25.72% (continued)
Technology Hardware, Storage & Peripherals - 8.57% (continued)
HP, Inc.	2,434	$62,724
NetApp, Inc.	814	69,914
Western Digital Corp.	941	55,086

		268,765

Total Information Technology		806,448

Materials - 3.12%
Chemicals - 1.79%
LyondellBasell Industries N.V., Class A	547	56,073

Metals & Mining - 1.33%
Freeport-McMoRan, Inc.	3,000	41,760

Total Materials		97,833

Total Common Stocks (Cost $2,788,523)		3,119,476

SHORT-TERM INVESTMENTS - 0.65% (Cost $20,395)
Investment Companies - 0.65%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.95%B C	20,395	20,395

TOTAL INVESTMENTS - 100.15% (Cost $2,808,918)		3,139,871
LIABILITIES, NET OF OTHER ASSETS - (0.15%)		(4,593)

TOTAL NET ASSETS - 100.00%		$3,135,278

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	The Fund is affiliated by having the same investment advisor.
C	7-day yield.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of September 30, 2018, the investments were classified as described below:

Alpha Quant Core Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$3,119,476	$—	$—	$3,119,476
Short-Term Investments	20,395	—	—	20,395

Total Investments in Securities - Assets	$3,139,871	$—	$—	$3,139,871

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended September 30, 2018, there were no transfers between levels.

See accompanying notes

American Beacon Alpha Quant Core FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
Apple, Inc.		2.6
NetApp, Inc.		2.2
F5 Networks, Inc.		2.2
Acuity Brands, Inc.		2.2
Foot Locker, Inc.		2.2
Booking Holdings, Inc.		2.2
Raytheon Co.		2.1
DXC Technology Co.		2.1
Boeing Co.		2.1
AmerisourceBergen Corp.		2.1
Total Fund Holdings	53
Sector Allocation (% Equities)
Information Technology		25.9
Health Care		20.4
Industrials		18.9
Consumer Staples		15.1
Consumer Discretionary		9.7
Energy		5.5
Materials		3.1
Communication Services		1.4

See accompanying notes

American Beacon Alpha Quant Dividend FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 99.31%
Communication Services - 9.36%
Diversified Telecommunication Services - 6.34%
AT&T, Inc.	2,361	$79,282
Verizon Communications, Inc.	1,677	89,535

		168,817

Media - 3.02%
Omnicom Group, Inc.	1,181	80,331

Total Communication Services		249,148

Consumer Discretionary - 4.23%
Multiline Retail - 4.23%
Target Corp.	1,277	112,644

Consumer Staples - 12.17%
Beverages - 3.19%
Coca-Cola Co.	1,838	84,897

Household Products - 6.13%
Kimberly-Clark Corp.	758	86,139
Procter & Gamble Co.	925	76,988

		163,127

Tobacco - 2.85%
Altria Group, Inc.	1,260	75,991

Total Consumer Staples		324,015

Energy - 7.39%
Oil, Gas & Consumable Fuels - 7.39%
Exxon Mobil Corp.	1,099	93,437
Valero Energy Corp.	907	103,171

		196,608

Total Energy		196,608

Financials - 5.78%
Banks - 2.88%
People’s United Financial, Inc.	4,478	76,663

Insurance - 2.90%
Principal Financial Group, Inc.	1,316	77,105

Total Financials		153,768

Health Care - 13.52%
Biotechnology - 6.89%
Amgen, Inc.	471	97,634
Gilead Sciences, Inc.	1,112	85,857

		183,491

Health Care Providers & Services - 2.90%
Cardinal Health, Inc.	1,430	77,220

Pharmaceuticals - 3.73%
Pfizer, Inc.	2,250	99,158

Total Health Care		359,869

See accompanying notes

American Beacon Alpha Quant Dividend FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 99.31% (continued)
Industrials - 13.29%
Aerospace & Defense - 3.31%
Lockheed Martin Corp.	255	$88,220

Air Freight & Logistics - 3.33%
United Parcel Service, Inc.	760	88,730

Electrical Equipment - 3.44%
Emerson Electric Co.	1,195	91,513

Machinery - 3.21%
Cummins, Inc.	584	85,305

Total Industrials		353,768

Information Technology - 10.51%
Communications Equipment - 3.72%
Cisco Systems, Inc.	2,033	98,905

IT Services - 2.92%
International Business Machines Corp.	514	77,722

Semiconductors & Semiconductor Equipment - 3.87%
QUALCOMM, Inc.	1,430	103,003

Total Information Technology		279,630

Materials - 9.79%
Chemicals - 9.79%
Air Products & Chemicals, Inc.	534	89,205
International Flavors & Fragrances, Inc.	625	86,950
Praxair, Inc.	525	84,383

		260,538

Total Materials		260,538

Real Estate - 3.35%
Equity Real Estate Investment Trusts (REITs) - 3.35%
AvalonBay Communities, Inc.	493	89,307

Utilities - 9.92%
Electric Utilities - 6.43%
American Electric Power Co., Inc.	1,258	89,167
Southern Co.	1,882	82,055

		171,222

Multi-Utilities - 3.49%
Public Service Enterprise Group, Inc.	1,757	92,752

Total Utilities		263,974

Total Common Stocks (Cost $2,530,636)		2,643,269

SHORT-TERM INVESTMENTS - 0.58% (Cost $15,489)
Investment Companies - 0.58%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.95%A B	15,489	15,489

See accompanying notes

American Beacon Alpha Quant Dividend FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

Fair Value
TOTAL INVESTMENTS - 99.89% (Cost $2,546,125)	$2,658,758
OTHER ASSETS, NET OF LIABILITIES - 0.11%	2,800

TOTAL NET ASSETS - 100.00%	$2,661,558

Percentages are stated as a percent of net assets.

A	The Fund is affiliated by having the same investment advisor.
B	7-day yield.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of September 30, 2018, the investments were classified as described below:

Alpha Quant Dividend Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$2,643,269	$—	$—	$2,643,269
Short-Term Investments	15,489	—	—	15,489

Total Investments in Securities - Assets	$2,658,758	$—	$—	$2,658,758

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended September 30, 2018, there were no transfers between levels.

See accompanying notes

American Beacon Alpha Quant Dividend FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
Target Corp.		4.2
Valero Energy Corp.		3.9
QUALCOMM, Inc.		3.9
Pfizer, Inc.		3.7
Cisco Systems, Inc.		3.7
Amgen, Inc.		3.7
Exxon Mobil Corp.		3.5
Public Service Enterprise Group, Inc.		3.5
Emerson Electric Co.		3.4
Verizon Communications, Inc.		3.4
Total Fund Holdings	30
Sector Allocation (% Equities)
Health Care		13.6
Industrials		13.4
Consumer Staples		12.3
Information Technology		10.6
Utilities		10.0
Materials		9.8
Communication Services		9.4
Energy		7.4
Financials		5.8
Consumer Discretionary		4.3
Real Estate		3.4

See accompanying notes

American Beacon Alpha Quant Quality FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 99.40%
Communication Services - 2.39%
Interactive Media & Services - 2.39%
Facebook, Inc., Class AA	420	$69,073

Consumer Discretionary - 10.04%
Internet & Direct Marketing Retail - 3.77%
Booking Holdings, Inc.A	55	109,120

Leisure Products - 2.98%
Hasbro, Inc.	819	86,093

Specialty Retail - 3.29%
Best Buy Co., Inc.	1,199	95,153

Total Consumer Discretionary		290,366

Consumer Staples - 17.26%
Food & Staples Retailing - 3.45%
Costco Wholesale Corp.	425	99,824

Household Products - 10.41%
Church & Dwight Co., Inc.	1,535	91,133
Clorox Co.	710	106,791
Procter & Gamble Co.	1,239	103,122

		301,046

Tobacco - 3.40%
Altria Group, Inc.	1,630	98,305

Total Consumer Staples		499,175

Energy - 6.40%
Oil, Gas & Consumable Fuels - 6.40%
HollyFrontier Corp.	1,304	91,150
Valero Energy Corp.	827	94,071

		185,221

Total Energy		185,221

Health Care - 16.70%
Biotechnology - 10.76%
AbbVie, Inc.	1,104	104,416
Amgen, Inc.	477	98,877
Biogen, Inc.A	305	107,760

		311,053

Health Care Providers & Services - 3.28%
AmerisourceBergen Corp.	1,030	94,987

Pharmaceuticals - 2.66%
Bristol-Myers Squibb Co.	1,240	76,979

Total Health Care		483,019

Industrials - 26.15%
Aerospace & Defense - 10.53%
Boeing Co.	296	110,082
Lockheed Martin Corp.	255	88,220

See accompanying notes

American Beacon Alpha Quant Quality FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 99.40% (continued)
Industrials - 26.15% (continued)
Aerospace & Defense - 10.53% (continued)
Raytheon Co.	515	$106,430

		304,732

Air Freight & Logistics - 6.31%
CH Robinson Worldwide, Inc.	972	95,178
Expeditors International of Washington, Inc.	1,188	87,354

		182,532

Airlines - 6.17%
Delta Air Lines, Inc.	1,608	92,991
Southwest Airlines Co.	1,367	85,369

		178,360

Trading Companies & Distributors - 3.14%
WW Grainger, Inc.	254	90,782

Total Industrials		756,406

Information Technology - 17.31%
Communications Equipment - 3.81%
F5 Networks, Inc.A	552	110,080

Semiconductors & Semiconductor Equipment - 5.46%
Applied Materials, Inc.	2,075	80,199
KLA-Tencor Corp.	765	77,808

		158,007

Software - 4.02%
Intuit, Inc.	511	116,201

Technology Hardware, Storage & Peripherals - 4.02%
Apple, Inc.	515	116,256

Total Information Technology		500,544

Materials - 3.15%
Chemicals - 3.15%
LyondellBasell Industries N.V., Class A	890	91,234

Total Common Stocks (Cost $2,547,577)		2,875,038

SHORT-TERM INVESTMENTS - 0.63% (Cost $18,029)
Investment Companies - 0.63%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.95%B C	18,029	18,029

TOTAL INVESTMENTS - 100.03% (Cost $2,565,606)		2,893,067
LIABILITIES, NET OF OTHER ASSETS - (0.03%)		(745)

TOTAL NET ASSETS - 100.00%		$2,892,322

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	The Fund is affiliated by having the same investment advisor.
C	7-day yield.

See accompanying notes

American Beacon Alpha Quant Quality FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of September 30, 2018, the investments were classified as described below:

Alpha Quant Quality Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$2,875,038	$—	$—	$2,875,038
Short-Term Investments	18,029	—	—	18,029

Total Investments in Securities - Assets	$2,893,067	$—	$—	$2,893,067

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended September 30, 2018, there were no transfers between levels.

See accompanying notes

American Beacon Alpha Quant Quality FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
Apple, Inc.		4.0
Intuit, Inc.		4.0
Boeing Co.		3.8
F5 Networks, Inc.		3.8
Booking Holdings, Inc.		3.8
Biogen, Inc.		3.7
Clorox Co.		3.7
Raytheon Co.		3.7
AbbVie, Inc.		3.6
Procter & Gamble Co.		3.6
Total Fund Holdings	30
Sector Allocation (% Equities)
Industrials		26.3
Information Technology		17.4
Consumer Staples		17.4
Health Care		16.8
Consumer Discretionary		10.1
Energy		6.4
Materials		3.2
Communication Services		2.4

See accompanying notes

American Beacon Alpha Quant Value FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 98.25%
Consumer Discretionary - 6.26%
Multiline Retail - 2.84%
Kohl’s Corp.	2,358	$175,789

Specialty Retail - 3.42%
Foot Locker, Inc.	4,157	211,924

Total Consumer Discretionary		387,713

Consumer Staples - 9.45%
Beverages - 3.22%
Molson Coors Brewing Co.	3,241	199,322

Food & Staples Retailing - 6.23%
Walgreens Boots Alliance, Inc.	2,883	210,170
Walmart, Inc.	1,870	175,612

		385,782

Total Consumer Staples		585,104

Energy - 10.14%
Oil, Gas & Consumable Fuels - 10.14%
HollyFrontier Corp.	3,108	217,249
Marathon Petroleum Corp.	2,669	213,440
Valero Energy Corp.	1,736	197,470

		628,159

Total Energy		628,159

Health Care - 27.04%
Biotechnology - 6.56%
Amgen, Inc.	1,003	207,912
Gilead Sciences, Inc.	2,574	198,738

		406,650

Health Care Providers & Services - 20.48%
AmerisourceBergen Corp.	2,542	234,423
Cardinal Health, Inc.	4,140	223,560
Cigna Corp.	1,155	240,529
CVS Health Corp.	2,488	195,855
Humana, Inc.	561	189,910
WellCare Health Plans, Inc.A	575	184,282

		1,268,559

Total Health Care		1,675,209

Industrials - 10.17%
Aerospace & Defense - 3.66%
Boeing Co.	609	226,487

Electrical Equipment - 3.24%
Acuity Brands, Inc.	1,279	201,059

Machinery - 3.27%
Cummins, Inc.	1,388	202,745

Total Industrials		630,291

Information Technology - 29.34%
Communications Equipment - 9.29%
Cisco Systems, Inc.	3,888	189,151

See accompanying notes

American Beacon Alpha Quant Value FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 98.25% (continued)
Information Technology - 29.34% (continued)
Communications Equipment - 9.29% (continued)
F5 Networks, Inc.A	951	$189,648
Juniper Networks, Inc.	6,567	196,813

		575,612

IT Services - 3.22%
DXC Technology Co.	2,134	199,572

Semiconductors & Semiconductor Equipment - 6.84%
Lam Research Corp.	1,392	211,167
Micron Technology, Inc.A	4,693	212,264

		423,431

Technology Hardware, Storage & Peripherals - 9.99%
HP, Inc.	8,411	216,752
NetApp, Inc.	2,196	188,614
Western Digital Corp.	3,645	213,378

		618,744

Total Information Technology		1,817,359

Materials - 5.85%
Chemicals - 2.99%
LyondellBasell Industries N.V., Class A	1,806	185,133

Metals & Mining - 2.86%
Freeport-McMoRan, Inc.	12,729	177,188

Total Materials		362,321

Total Common Stocks (Cost $5,638,901)		6,086,156

SHORT-TERM INVESTMENTS - 0.91% (Cost $56,318)
Investment Companies - 0.91%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.95%B C	56,318	56,318

TOTAL INVESTMENTS - 99.16% (Cost $5,695,219)		6,142,474
OTHER ASSETS, NET OF LIABILITIES - 0.84%		52,125

TOTAL NET ASSETS - 100.00%		$6,194,599

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	The Fund is affiliated by having the same investment advisor.
C	7-day yield.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of September 30, 2018, the investments were classified as described below:

Alpha Quant Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$6,086,156	$—	$—	$6,086,156
Short-Term Investments	56,318	—	—	56,318

Total Investments in Securities - Assets	$6,142,474	$—	$—	$6,142,474

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended September 30, 2018, there were no transfers between levels.

See accompanying notes

American Beacon Alpha Quant Value FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
Cigna Corp.		3.9
AmerisourceBergen Corp.		3.8
Boeing Co.		3.7
Cardinal Health, Inc.		3.6
HollyFrontier Corp.		3.5
HP, Inc.		3.5
Marathon Petroleum Corp.		3.4
Western Digital Corp.		3.4
Micron Technology, Inc.		3.4
Foot Locker, Inc.		3.4
Total Fund Holdings	30
Sector Allocation (% Equities)
Information Technology		29.9
Health Care		27.5
Industrials		10.4
Energy		10.3
Consumer Staples		9.6
Consumer Discretionary		6.4
Materials		5.9

See accompanying notes

American Beacon ARK Transformational Innovation FundSM

Consolidated Schedule of Investments

September 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 95.54%
Communication Services - 17.24%
Entertainment - 4.16%
Netflix, Inc.A	1,656	$619,559
Nintendo Co., Ltd.	171	62,398
Spotify Technology S.A.A	2,082	376,488

		1,058,445

Interactive Media & Services - 12.86%
Baidu, Inc., Sponsored ADRA	4,456	1,018,998
Tencent Holdings Ltd., ADR	19,729	805,733
Twitter, Inc.A	38,670	1,100,548
Zillow Group, Inc.A	7,781	344,309

		3,269,588

Wireless Telecommunication Services - 0.22%
SoftBank Group Corp.	555	56,028

Total Communication Services		4,384,061

Consumer Discretionary - 16.34%
Auto Components - 2.07%
Aptiv PLC	6,284	527,228

Automobiles - 9.16%
Tesla, Inc.A	8,799	2,329,711

Internet & Direct Marketing Retail - 5.11%
Alibaba Group Holding Ltd., Sponsored ADRA	57	9,391
Amazon.com, Inc.A	233	466,699
JD.com, Inc., ADRA	22,549	588,303
MercadoLibre, Inc.	686	233,563

		1,297,956

Total Consumer Discretionary		4,154,895

Financials - 3.16%
Consumer Finance - 2.23%
LendingClub Corp.A	146,305	567,663

Thrifts & Mortgage Finance - 0.93%
LendingTree, Inc.A B	1,026	236,083

Total Financials		803,746

Health Care - 36.50%
Biotechnology - 25.16%
Bluebird Bio, Inc.A	3,619	528,374
CRISPR Therapeutics AGA	14,080	624,448
Editas Medicine, Inc.A	26,100	830,502
Inovio Pharmaceuticals, Inc.A	22,396	124,522
Intellia Therapeutics, Inc.A	66,158	1,893,442
Invitae Corp.A B	85,274	1,426,634
Organovo Holdings, Inc.A B	131,786	151,554
Seres Therapeutics, Inc.A B	36,375	276,086
Syros Pharmaceuticals, Inc.A	23,615	281,254
Veracyte, Inc.A	27,214	259,894

		6,396,710

Health Care Equipment & Supplies - 1.63%
Cerus Corp.A	57,406	413,897

See accompanying notes

American Beacon ARK Transformational Innovation FundSM

Consolidated Schedule of Investments

September 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 95.54% (continued)
Health Care - 36.50% (continued)
Health Care Technology - 1.60%
Medidata Solutions, Inc.A	5,570	$408,337

Life Sciences Tools & Services - 7.97%
Compugen Ltd.A B	49,584	190,898
Illumina, Inc.A	1,998	733,386
NanoString Technologies, Inc.A	38,178	680,714
Pacific Biosciences of California, Inc.A	78,127	422,667

		2,027,665

Pharmaceuticals - 0.14%
Bayer AG	390	34,645

Total Health Care		9,281,254

Industrials - 0.16%
Machinery - 0.16%
FANUC Corp.	220	41,475

Information Technology - 22.14%
IT Services - 3.35%
Square, Inc.A	8,589	850,397

Semiconductors & Semiconductor Equipment - 7.01%
NVIDIA Corp.	1,833	515,110
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	5,719	252,551
Teradyne, Inc.	18,561	686,386
Xilinx, Inc.	4,091	327,975

		1,782,022

Software - 4.51%
Materialise N.V., ADRA B	10,716	147,881
MGT Capital Investments, Inc.A	38,644	4,255
Red Hat, Inc.A	3,400	463,352
salesforce.com, Inc.A	1,654	263,035
Splunk, Inc.A	2,212	267,453

		1,145,976

Technology Hardware, Storage & Peripherals - 7.27%
Apple, Inc.	1,165	262,987
Stratasys Ltd.A	68,656	1,586,639

		1,849,626

Total Information Technology		5,628,021

Total Common Stocks (Cost $21,252,458)		24,293,452

SHORT-TERM INVESTMENTS - 4.02% (Cost $1,023,241)
Investment Companies - 4.02%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.95%C D	1,023,241	1,023,241

SECURITIES LENDING COLLATERAL - 4.67% (Cost $1,177,617)
Investment Companies - 4.63%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.95%C D	1,177,617	1,177,617

TOTAL INVESTMENTS - 104.19% (Cost $23,453,316)		26,494,310
LIABILITIES, NET OF OTHER ASSETS - (4.19%)		(1,066,305)

TOTAL NET ASSETS - 100.00%		$25,428,005

See accompanying notes

American Beacon ARK Transformational Innovation FundSM

Consolidated Schedule of Investments

September 30, 2018 (Unaudited)

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at September 30, 2018.
C	The Fund is affiliated by having the same investment advisor.
D	7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of September 30, 2018, the investments were classified as described below:

ARK Transformational Innovation Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$24,293,452	$—	$—	$24,293,452
Short-Term Investments	1,023,241	—	—	1,023,241
Securities Lending Collateral	1,177,617	—	—	1,177,617

Total Investments in Securities - Assets	$26,494,310	$—	$—	$26,494,310

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended September 30, 2018, there were no transfers between levels.

See accompanying notes

American Beacon ARK Transformational Innovation FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
Tesla, Inc.		9.2
Intellia Therapeutics, Inc.		7.4
Stratasys Ltd.		6.2
Invitae Corp.		5.6
Twitter, Inc.		4.3
Baidu, Inc., Sponsored ADR		4.0
Square, Inc.		3.3
Editas Medicine, Inc.		3.3
Tencent Holdings Ltd., ADR		3.2
Illumina, Inc.		2.9
Total Fund Holdings	46
Sector Allocation (% Equities)
Health Care		38.2
Information Technology		23.2
Communication Services		18.0
Consumer Discretionary		17.1
Financials		3.3
Industrials		0.2

See accompanying notes

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 92.72%
Communication Services - 16.83%
Entertainment - 6.61%
Live Nation Entertainment, Inc.A	20,400	$1,111,188
Walt Disney Co.	36,500	4,268,310

		5,379,498

Media - 10.22%
CBS Corp., Class B, NVDR	73,800	4,239,810
Discovery, Inc., Class CA	137,900	4,079,082

		8,318,892

Total Communication Services		13,698,390

Consumer Discretionary - 14.98%
Automobiles - 4.82%
General Motors Co.	116,500	3,922,555

Hotels, Restaurants & Leisure - 4.99%
Caesars Entertainment Corp.A	395,600	4,054,900

Textiles, Apparel & Luxury Goods - 5.17%
Hanesbrands, Inc.B	228,400	4,209,412

Total Consumer Discretionary		12,186,867

Energy - 5.12%
Oil, Gas & Consumable Fuels - 5.12%
Devon Energy Corp.	83,200	3,323,008
WPX Energy, Inc.A	41,900	843,028

		4,166,036

Total Energy		4,166,036

Financials - 9.67%
Banks - 9.67%
Bank of America Corp.	130,500	3,844,530
Regions Financial Corp.	219,300	4,024,155

		7,868,685

Total Financials		7,868,685

Health Care - 10.57%
Pharmaceuticals - 10.57%
Merck & Co., Inc.	61,800	4,384,092
Pfizer, Inc.	95,700	4,217,499

		8,601,591

Total Health Care		8,601,591

Industrials - 9.15%
Aerospace & Defense - 4.19%
Maxar Technologies Ltd.	103,000	3,406,210

Air Freight & Logistics - 4.96%
United Parcel Service, Inc.	34,600	4,039,550

Total Industrials		7,445,760

See accompanying notes

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 92.72% (continued)
Information Technology - 18.84%
Electronic Equipment, Instruments & Components - 5.10%
Corning, Inc.	117,600	$4,151,280

IT Services - 3.28%
First Data Corp., Class AA	109,000	2,667,230

Semiconductors & Semiconductor Equipment - 1.46%
Entegris, Inc.	40,925	1,184,779

Software - 5.73%
FireEye, Inc.A	274,200	4,661,400

Technology Hardware, Storage & Peripherals - 3.27%
Apple, Inc.	11,800	2,663,732

Total Information Technology		15,328,421

Materials - 7.56%
Chemicals - 7.56%
Axalta Coating Systems Ltd.A	137,000	3,994,920
Mosaic Co.	66,500	2,159,920

		6,154,840

Total Materials		6,154,840

Total Common Stocks (Cost $71,353,414)		75,450,590

EXCHANGE-TRADED INSTRUMENTS - 4.54% (Cost $3,507,578)
Exchange-Traded Funds - 4.54%
SPDR S&P 500 ETF Trust	12,700	3,692,144

SHORT-TERM INVESTMENTS - 2.40% (Cost $1,954,579)
Investment Companies - 2.40%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.95%C D	1,954,579	1,954,579

SECURITIES LENDING COLLATERAL - 1.24% (Cost $1,009,157)
Investment Companies - 1.24%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.95%C D	1,009,157	1,009,157

TOTAL INVESTMENTS - 100.90% (Cost $77,824,728)		82,106,470
LIABILITIES, NET OF OTHER ASSETS - (0.90%)		(732,795)

TOTAL NET ASSETS - 100.00%		$81,373,675

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at September 30, 2018.
C	The Fund is affiliated by having the same investment advisor.
D	7-day yield.

ETF - Exchange-Traded Fund.

NVDR - Non Voting Depositary Receipt.

S&P 500 - Standard & Poor’s U.S. Equity Large-Cap Index.

SPDR – Standard & Poor’s Depositary Receipt.

See accompanying notes

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of September 30, 2018, the investments were classified as described below:

Shapiro Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$75,450,590	$—	$—	$75,450,590
Exchange-Traded Instruments	3,692,144	—	—	3,692,144
Short-Term Investments	1,954,579	—	—	1,954,579
Securities Lending Collateral	1,009,157	—	—	1,009,157

Total Investments in Securities - Assets	$82,106,470	$—	$—	$82,106,470

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended September 30, 2018, there were no transfers between levels.

See accompanying notes

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
FireEye, Inc.		5.7
Merck & Co., Inc.		5.4
Walt Disney Co.		5.2
CBS Corp., Class B, NVDR		5.2
Pfizer, Inc.		5.2
Hanesbrands, Inc.		5.2
Corning, Inc.		5.1
Discovery, Inc., Class C		5.0
Caesars Entertainment Corp.		5.0
United Parcel Service, Inc.		5.0
Total Fund Holdings	23
Sector Allocation (% Equities)
Consumer Discretionary		21.9
Information Technology		19.4
Health Care		10.9
Communication Services		10.7
Financials		9.9
Industrials		9.4
Materials		7.8
Energy		5.3
Exchange-Traded Instruments		4.7

See accompanying notes

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 93.76%
Consumer Discretionary - 35.17%
Hotels, Restaurants & Leisure - 5.00%
Caesars Entertainment Corp.A	30,300	$310,575

Leisure Products - 4.07%
Acushnet Holdings Corp.	9,200	252,356

Media - 20.93%
AMC Networks, Inc., Class AA	4,700	311,798
Discovery, Inc., Class CA	8,400	248,472
IMAX Corp.A	10,200	263,160
Liberty Media Corp-Liberty BravesA	2,400	65,400
Lions Gate Entertainment Corp., Class BB	13,400	312,220
Live Nation Entertainment, Inc.A	1,800	98,046

		1,299,096

Textiles, Apparel & Luxury Goods - 5.17%
Hanesbrands, Inc.	17,400	320,682

Total Consumer Discretionary		2,182,709

Energy - 4.84%
Oil, Gas & Consumable Fuels - 4.84%
SemGroup Corp., Class A	4,400	97,020
WPX Energy, Inc.A	10,100	203,212

		300,232

Total Energy		300,232

Financials - 4.55%
Banks - 4.55%
Regions Financial Corp.	15,400	282,590

Health Care - 0.79%
Health Care Providers & Services - 0.79%
Patterson Cos., Inc.B	2,000	48,900

Industrials - 6.29%
Aerospace & Defense - 6.29%
BWX Technologies, Inc.	1,100	68,794
Maxar Technologies Ltd.	9,715	321,275

		390,069

Total Industrials		390,069

Information Technology - 25.59%
Communications Equipment - 5.08%
Ciena Corp.A	10,100	315,524

Electronic Equipment, Instruments & Components - 2.84%
Knowles Corp.A	10,600	176,172

IT Services - 3.83%
First Data Corp., Class AA	9,700	237,359

Semiconductors & Semiconductor Equipment - 5.26%
Entegris, Inc.	6,300	182,385
Versum Materials, Inc.	4,000	144,040

		326,425

Software - 8.58%
ChannelAdvisor Corp.A	14,500	180,525

See accompanying notes

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 93.76% (continued)
Information Technology - 25.59% (continued)
Software - 8.58% (continued)
FireEye, Inc.A	20,700	$351,900

		532,425

Total Information Technology		1,587,905

Materials - 16.53%
Chemicals - 12.09%
Axalta Coating Systems Ltd.A	10,200	297,432
Mosaic Co.	5,000	162,400
Valvoline, Inc.	13,500	290,385

		750,217

Metals & Mining - 4.44%
Compass Minerals International, Inc.	4,100	275,520

Total Materials		1,025,737

Total Common Stocks (Cost $5,459,543)		5,818,142

EXCHANGE-TRADED INSTRUMENTS - 3.55% (Cost $222,468)
Exchange-Traded Funds - 3.55%
SPDR S&P MidCap 400 ETF Trust	600	220,476

SHORT-TERM INVESTMENTS - 2.09% (Cost $129,565)
Investment Companies - 2.09%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.95%C D	129,565	129,565

SECURITIES LENDING COLLATERAL - 5.28% (Cost $327,560)
Investment Companies - 5.28%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.95%C D	327,560	327,560

TOTAL INVESTMENTS - 104.68% (Cost $6,139,136)		6,495,743
LIABILITIES, NET OF OTHER ASSETS - (4.68%)		(290,633)

TOTAL NET ASSETS - 100.00%		$6,205,110

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at September 30, 2018.
C	The Fund is affiliated by having the same investment advisor.
D	7-day yield.

ETF - Exchange-Traded Fund.

S&P - Standard & Poor’s.

SPDR - Standard & Poor’s Depositary Receipt.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of September 30, 2018, the investments were classified as described below:

Shapiro SMID Cap Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$5,818,142	$—	$—	$5,818,142
Exchange-Traded Instruments	220,476	—	—	220,476
Short-Term Investments	129,565	—	—	129,565
Securities Lending Collateral	327,560	—	—	327,560

Total Investments in Securities - Assets	$6,495,743	$—	$—	$6,495,743

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended September 30, 2018, there were no transfers between levels.

See accompanying notes

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
FireEye, Inc.		5.7
Hanesbrands, Inc.		5.2
Maxar Technologies Ltd.		5.2
Ciena Corp.		5.1
AMC Networks, Inc., Class A		5.0
Caesars Entertainment Corp.		5.0
Lions Gate Entertainment Corp., Class B		5.0
Axalta Coating Systems Ltd.		4.8
Valvoline, Inc.		4.7
Regions Financial Corp.		4.6
Total Fund Holdings	27
Sector Allocation (% Equities)
Consumer Discretionary		36.1
Information Technology		26.3
Materials		17.0
Industrials		6.5
Energy		5.0
Financials		4.7
Exchange-Traded Instruments		3.6
Health Care		0.8

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

			Shares	Fair Value
PREFERRED STOCKS - 2.49% (Cost $967,123)
Financials - 2.49%
Nationwide Building Society, 10.25%, Series CCDSA B			466,700	$997,607

			Principal Amount*
CORPORATE OBLIGATIONS - 2.78%
Communications - 1.01%
Sprint Corp., 7.875%, Due 9/15/2023	$		375,000	404,531

Consumer, Non-Cyclical - 0.68%
CHS/Community Health Systems, Inc., 5.125%, Due 8/1/2021			110,000	106,975
6.250%, Due 3/31/2023			175,000	166,198

				273,173

Energy - 1.09%
Cheniere Corpus Christi Holdings LLC, 7.000%, Due 6/30/2024			100,000	109,500
EP Energy LLC / Everest Acquisition Finance, Inc., 8.000%, Due 11/29/2024C			325,000	327,437

				436,937

Total Corporate Obligations (Cost $1,108,022)				1,114,641

FOREIGN CORPORATE OBLIGATIONS - 45.58%
Basic Materials - 0.51%
Lecta S.A., 6.500%, Due 8/1/2023A		EUR	170,000	203,359

Communications - 3.78%
Altice Luxembourg S.A., 7.250%, Due 5/15/2022A		EUR	300,000	347,061
Turkcell Iletisim Hizmetleri A/S, 5.750%, Due 10/15/2025A			400,000	363,379
TV Azteca S.A.B. de C.V., 8.250%, Due 8/9/2024A			400,000	400,636
VTR Finance B.V., 6.875%, Due 1/15/2024A			400,000	407,000

				1,518,076

Consumer, Cyclical - 0.43%
Intralot Capital Luxembourg S.A., 5.250%, Due 9/15/2024C		EUR	200,000	171,836

Consumer, Non-Cyclical - 2.01%
Grupo Bimbo S.A.B. de C.V., 5.950%, Due 4/17/2023, (5-Yr. CMT + 3.280%)A D			200,000	200,500
Kernel Holding S.A., 8.750%, Due 1/31/2022A			200,000	203,076
Marfrig Holdings Europe B.V., 6.875%, Due 6/24/2019A			200,000	202,500
MHP SE, 7.750%, Due 5/10/2024A			200,000	199,732

				805,808

Energy - 1.68%
Petrobras Global Finance B.V., 6.250%, Due 12/14/2026		GBP	150,000	196,900
Petroleos Mexicanos, 3.750%, Due 11/16/2025A		GBP	150,000	185,046
Transocean Phoenix Ltd., 7.750%, Due 10/15/2024C			276,250	290,753

				672,699

Financial - 35.81%
Aareal Bank AG, 7.625%, Due 4/30/2020, (1-Yr. Annual EUR Swap + 7.180%)A D		EUR	200,000	243,542
Aldermore Group PLC, 8.500%, Due 10/28/2026, (5-Yr. GBP Swap + 7.784%)A D		GBP	100,000	147,284
ASR Nederland N.V., 4.625%, Due 10/19/2027, (5-Yr. Annual EUR Swap + 3.789%)A D		EUR	400,000	450,488
Assicurazioni Generali SpA, 6.416%, Due 2/8/2022, (3-mo. GBP LIBOR + 2.200%)A D		GBP	300,000	402,262
ATF Netherlands B.V., 3.750%, Due 1/20/2023, (5-Yr. Annual EUR Swap + 4.375%)A D		EUR	300,000	353,540
Aviva PLC, 6.875%, Due 11/21/2019, (5-Yr. UK Government Bond + 2.970%)D		GBP	135,000	182,865
AXA S.A., 6.463%, Due 12/14/2018, (3-mo. USD LIBOR + 1.449%)A D			385,000	381,150

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

			Principal Amount*	Fair Value
FOREIGN CORPORATE OBLIGATIONS - 45.58% (continued)
Financial - 35.81% (continued)
Banco Bilbao Vizcaya Argentaria S.A., 8.875%, Due 4/14/2021, (5-Yr. Annual EUR Swap + 9.177%)A D		EUR	200,000	$259,495
Banco de Sabadell S.A., 6.500%, Due 5/18/2022, (5-Yr. Annual EUR Swap + 6.414%)A D		EUR	400,000	468,184
Banco Mercantil del Norte S.A., 5.750%, Due 10/4/2031, (5-Yr. CMT + 4.447%)A D	$		400,000	375,724
Banco Santander S.A., 6.750%, Due 4/25/2022, (5-Yr. Annual EUR Swap + 6.803%)A D		EUR	200,000	250,206
Bank of Ireland, 7.375%, Due 6/18/2020, (5-Yr. Annual EUR Swap + 6.956%)A D		EUR	200,000	251,135
Barclays Bank PLC, 14.000%, Due 6/15/2019, (3-mo. GBP LIBOR + 13.400%)A D		GBP	100,000	140,767
Barclays PLC, 7.875%, Due 9/15/2022, (5-Yr. GBP Swap + 6.099%)A D		GBP	200,000	275,669
BNP Paribas S.A., 4.875%, Due 10/17/2019		EUR	250,000	300,964
Bracken MidCo1 PLC, 8.875%, Due 10/15/2023, Cash (8.875%) or PIK (in-kind rate 9.648%)C		GBP	310,000	404,054
Cabot Financial Luxembourg S.A., 7.500%, Due 10/1/2023A		GBP	401,000	509,582
CaixaBank S.A., 6.750%, Due 6/13/2024, (5-Yr. Annual EUR Swap + 6.498%)A D		EUR	400,000	501,182
Coventry Building Society, 6.375%, Due 11/1/2019, (5-Yr. GBP Swap + 4.113%)A D		GBP	850,000	1,128,634
Credit Suisse Group AG, 7.500%, Due 12/11/2023, (5-Yr. Semi-Annual USD Swap + 4.598%)A D			500,000	526,220
Deutsche Pfandbriefbank AG, 5.750%, Due 4/28/2023, (5-Yr. EUR Swap + 5.383%)A D		EUR	200,000	225,077
Direct Line Insurance Group PLC, 4.750%, Due 12/7/2027, (5-Yr. GBP Swap + 3.394%)A D		GBP	200,000	221,578
Ethias S.A., 5.000%, Due 1/14/2026A		EUR	200,000	259,812
Garfunkelux Holdco S.A., 8.500%, Due 11/1/2022A		GBP	400,000	501,001
Haya Finance S.A., 5.250%, Due 11/15/2022C		EUR	100,000	108,256
Hiscox Ltd., 6.125%, Due 11/24/2045, (3-mo. GBP LIBOR + 5.076%)A D		GBP	120,000	166,736
Intesa Sanpaolo SpA, 6.250%, Due 5/16/2024, (5-Yr. Annual EUR Swap + 5.856%)A D		EUR	450,000	519,860
Jerrold Finco PLC, 6.125%, Due 1/15/2024A		GBP	150,000	196,463
KBC Group N.V., 5.625%, Due 3/19/2019, (5-Yr. Annual EUR Swap + 4.759%)A D		EUR	300,000	352,854
Legal & General Group PLC, 5.875%, Due 4/1/2019, (5-Yr. UK Government Bond + 2.330%)D		GBP	120,000	158,050
Liverpool Victoria Friendly Society Ltd., 6.500%, Due 5/22/2043, (5-Yr. UK Government Bond + 5.630%)A D		GBP	250,000	351,899
Lloyds Bank PLC, 13.000%, Due 1/22/2029, (5-Yr. UK Government Bond + 13.400%)D		GBP	100,000	221,252
Nationwide Building Society, 6.875%, Due 6/20/2019, (5-Yr. GBP Swap + 4.880%)A D		GBP	300,000	398,475
Oaknorth Bank PLC, 7.750%, Due 6/1/2028, (5-Yr. UK Government Bond + 6.851%)A D		GBP	250,000	321,777
OneSavings Bank PLC, 9.125%, Due 5/25/2022, (5-Yr. USD ICE Swap + 8.359%)A D		GBP	200,000	268,501
Paragon Banking Group PLC, 7.250%, Due 9/9/2026, (5-Yr. GBP Swap + 6.731%)A D		GBP	100,000	138,754
Pension Insurance Corp. PLC, 6.500%, Due 7/3/2024A		GBP	200,000	281,537
Phoenix Group Holdings, 6.625%, Due 12/18/2025A		GBP	250,000	347,688
Principality Building Society, 7.000%, Due 6/1/2020, (5-Yr. UK Government Bond + 3.000%)D		GBP	249,000	333,602
Royal Bank of Scotland Group PLC, 2.011%, Due 12/31/2018, (3-mo. EUR EURIBOR + 2.330%)A D		EUR	200,000	223,502
5.500%, Due 12/31/2018		EUR	150,000	175,917
Shawbrook Group PLC, 7.875%, Due 12/8/2022, (5-Yr. GBP Swap + 6.752%)A D		GBP	200,000	243,736
Standard Chartered PLC, 7.750%, Due 4/2/2023, (5-Yr. Semi-Annual USD Swap + 5.723%)A D			200,000	204,500
UnipolSai Assicurazioni SpA, 5.750%, Due 6/18/2024, (3-mo. EUR EURIBOR + 5.180%)A D		EUR	150,000	167,335
Virgin Money Holdings UK PLC, 8.750%, Due 11/10/2021, (5-Yr. GBP Swap + 7.930%)A D		GBP	300,000	418,407

				14,359,516

Industrial - 1.36%
ARD Finance S.A., 6.625%, Due 9/15/2023, PIK (in-kind rate 7.375%)		EUR	150,000	179,412
Hidrovias International Finance SARL, 5.950%, Due 1/24/2025A			400,000	365,004
				544,416

Total Foreign Corporate Obligations (Cost $18,773,658)				18,275,710

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

			Principal Amount*	Fair Value
FOREIGN SOVEREIGN OBLIGATIONS - 4.68%
African Export-Import Bank, 4.125%, Due 6/20/2024A	$		400,000	$383,352
Italy Buoni Poliennali Del Tesoro,
0.950%, Due 3/1/2023		EUR	176,000	193,269
1.450%, Due 11/15/2024		EUR	1,202,000	1,300,826

Total Foreign Sovereign Obligations (Cost $1,921,002)				1,877,447

ASSET-BACKED OBLIGATIONS - 13.89%
Aurium CLO III DAC, 4.900%, Due 4/15/2030, 3X E, (3-mo. EUR EURIBOR + 4.900%)A D		EUR	190,000	213,281
Barings Euro CLO B.V., 4.900%, Due 10/15/2030, 2017-1X E, (3-mo. EUR EURIBOR + 4.900%)A D		EUR	500,000	560,791
BNPP AM Euro CLO B.V., 4.700%, Due 10/15/2031, 2017-1X E, (3-mo. EUR EURIBOR + 4.700%)A D		EUR	500,000	554,094
Carlyle Euro CLO DAC, 5.230%, Due 8/28/2031, 2018-2A D, (3-mo. EUR EURIBOR + 5.230%)C D		EUR	500,000	558,642
Carlyle Global Market Strategies Euro CLO DAC, 4.770%, Due 5/17/2031, 2016-1A DR, (3-mo. EUR EURIBOR + 4.770%)C D		EUR	500,000	543,089
Dryden 39 Euro CLO B.V., 4.970%, Due 10/15/2031, 2015-39X ER, (3-mo. EUR EURIBOR + 4.970%)A D		EUR	1,000,000	1,098,250
GLG Euro CLO II DAC, 8.750%, Due 1/15/2030, 2X F, (3-mo. EUR EURIBOR + 8.750%)A D		EUR	200,000	233,677
Jubilee CLO B.V., 4.679%, Due 1/15/2028, 2014-14X E, (3-mo. EUR EURIBOR + 5.000%)A D		EUR	400,000	459,357
SC Germany Consumer UG haftungsbeschraenkt, 10.328%, Due 12/13/2028, 2015 1 E, (1-mo. EUR EURIBOR + 10.700%)A D		EUR	200,000	237,367
St Paul’ CLO VIII DAC, 4.600%, Due 1/17/2030, 8X E, (3-mo. EUR EURIBOR + 4.600%)A D		EUR	1,000,000	1,110,536

Total Asset-Backed Obligations (Cost $5,739,740)				5,569,084

U.S. TREASURY OBLIGATIONS - 25.77%
U.S. Treasury Notes/Bonds,
1.000%, Due 11/30/2019			3,502,000	3,434,012
1.875%, Due 12/31/2019			4,120,000	4,077,513
2.750%, Due 8/31/2025			2,870,000	2,822,802

Total U.S. Treasury Obligations (Cost $10,359,058)				10,334,327

TOTAL INVESTMENTS - 95.19% (Cost $38,868,603)				38,168,816
OTHER ASSETS, NET OF LIABILITIES - 4.81%				1,929,646

TOTAL NET ASSETS - 100.00%				$40,098,462

Percentages are stated as a percent of net assets.

*In U.S. Dollars unless otherwise noted.

A

Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

B	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
C

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $2,404,067 or 6.00% of net assets. The Fund has no right to demand registration of these securities.

D

Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on September 30, 2018.

CLO - Collateralized Loan Obligation.

LLC - Limited Liability Company.

PIK - Payment in Kind.

PLC - Public Limited Company.

CMT - Constant Maturity Treasury.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

EURIBOR - Euro Interbank Offered Rate.

ICE - Intercontinental Exchange.

LIBOR - London Interbank Offered Rate.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

Forward Foreign Currency Contracts Open on September 30, 2018:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
GBP	133,433	USD	133,613	11/16/2018	SSB	$—	$(180)	$(180)
EUR	1,730,605	USD	1,732,862	11/16/2018	SSB	—	(2,257)	(2,257)
USD	15,353,819	EUR	15,143,164	11/16/2018	SSB	210,655	—	210,655
USD	9,970,805	GBP	9,887,581	11/16/2018	SSB	83,224	—	83,224
USD	336,305	GBP	332,590	11/16/2018	SSB	3,715	—	3,715

						$297,594	$(2,437)	$295,157

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:

SSB     State Street Bank & Trust Co.

Currency Abbreviations:

EUR     Euro

GBP     Pound Sterling

USD     United States Dollar

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of September 30, 2018, the investments were classified as described below:

TwentyFour Strategic Income Fund	Level 1	Level 2	Level 3	Total
Assets
Preferred Stocks	$997,607	$—	$—	$997,607
Foreign Corporate Obligations	—	18,275,710	—	18,275,710
Corporate Obligations	—	1,114,641	—	1,114,641
Foreign Sovereign Obligations	—	1,877,447	—	1,877,447
Asset-Backed Obligations	—	5,569,084	—	5,569,084
U.S. Treasury Obligations	—	10,334,327	—	10,334,327

Total Investments in Securities - Assets	$997,607	$37,171,209	$—	$38,168,816

Financial Derivative Instruments - Assets
Forward Foreign Currency Contracts	$—	$297,594	$—	$297,594

Total Financial Derivative Instruments - Assets	$—	$297,594	$—	$297,594

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$—	$(2,437)	$—	$(2,437)

Total Financial Derivative Instruments - Liabilities	$—	$(2,437)	$—	$(2,437)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended September 30, 2018, there were no transfers between levels.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

September 30, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 1.875%, Due 12/31/2019		10.2
U.S. Treasury Notes/Bonds, 1.000%, Due 11/30/2019		8.6
U.S. Treasury Notes/Bonds, 2.750%, Due 8/31/2025		7.0
Italy Buoni Poliennali Del Tesoro, 1.450%, Due 11/15/2024		3.2
Coventry Building Society, 6.375%, Due 11/1/2019, (5-Yr. GBP Swap + 4.113%)		2.8
St Paul’ CLO VIII DAC, 4.600%, Due 1/17/2030, 8X E, (3-mo. EUR EURIBOR + 4.600%)		2.8
Dryden 39 Euro CLO B.V., 4.970%, Due 10/15/2031, 2015-39X ER, (3-mo. EUR EURIBOR + 4.970%)		2.7
Nationwide Building Society, 10.250%, Due 12/31/2999, Series CCDS		2.5
Barings Euro CLO B.V., 4.900%, Due 10/15/2030, 2017-1X E, (3-mo. EUR EURIBOR + 4.900%)		1.4
Carlyle Euro CLO DAC, 5.230%, Due 8/28/2031, 2018-2A D, (3-mo. EUR EURIBOR + 5.230%)		1.4
Total Fund Holdings	82
Sector Allocation (% Fixed Income)
Financial		40.2
U.S. Treasury Obligations		27.1
Asset-Backed Obligations		14.6
Communications		5.1
Foreign Sovereign Obligations		4.9
Energy		2.9
Consumer, Non-Cyclical		2.8
Industrial		1.4
Basic Materials		0.5
Consumer, Cyclical		0.5

See accompanying notes

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. As of September 30, 2018, the Trust consists of thirty-three active series, eight of which are presented in this filing: American Beacon Alpha Quant Core Fund, American Beacon Alpha Quant Dividend Fund, American Beacon Alpha Quant Quality Fund, American Beacon Alpha Quant Value Fund, American Beacon ARK Transformational Innovation Fund, American Beacon Shapiro Equity Opportunities Fund, American Beacon Shapiro SMID Cap Equity Fund, and American Beacon TwentyFour Strategic Income Fund (collectively the “Funds” and each individually a “Fund”). The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, open-end management investment companies. The American Beacon Alpha Quant Core Fund, American Beacon Alpha Quant Dividend Fund, American Beacon Alpha Quant Quality Fund, and American Beacon Alpha Quant Value Fund are diversified and the American Beacon ARK Transformational Innovation Fund, American Beacon Shapiro Equity Opportunities Fund, American Beacon Shapiro SMID Cap Equity Fund, and American Beacon TwentyFour Strategic Income Fund are non-diversified.The remaining twenty-five active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Consolidation of Subsidiaries

The consolidated Schedule of Investments of the ARK Transformational Innovation Fund, the controlled foreign corporation fund (“CFC Fund”), includes the accounts of the American Beacon Cayman Transformational Innovation Company, Ltd. (the “Cayman Subsidiary”) and American Beacon Delaware Transformational Innovation Corporation (the “Delaware Subsidiary”), wholly-owned and controlled subsidiaries (together, the “Subsidiaries”). The Delaware Subsidiary is organized under the laws of Delaware and the Cayman Subsidiary is organized under the laws of the Cayman Islands. Each Subsidiary is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation for the CFC Fund.

For Federal tax purposes, taxable income for the CFC Fund and each of its Subsidiaries are calculated separately. The Cayman Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code of 1986 (the “Code”) and the taxable income, if any, is included in the calculation of the CFC Fund’s taxable income. Net losses from the Cayman Subsidiary are not deductible by the CFC Fund either in the current period or future periods. The Delaware Subsidiary is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Delaware Subsidiary accrues a deferred tax liability for its future tax liability associated with any net income and gains that the Delaware Subsidiary may recognize on future sales of its sole investment, which is the Bitcoin Investment Trust, a Delaware statutory trust that invests in bitcoin. The deferred tax expense represents an estimate of the Delaware Subsidiary’s potential tax expense if it were to recognize the unrealized gains in its portfolio. An estimate of deferred tax expense is dependent upon the Delaware Subsidiary’s net investment income and realized and unrealized gains on investments. Such expense may vary from year to year and from day to day depending on the performance of the Bitcoin Investment Trust. Therefore, any estimate of the Delaware Subsidiary’s deferred tax expense cannot be reliably predicted from year to year. The Manager has contractually agreed to reimburse the CFC Fund for the amount of any tax liability incurred by the Delaware Subsidiary in connection with sale of shares of the Bitcoin Investment Trust currently held in the Delaware Subsidiary. As such, the accrued deferred tax liability does not impact the CFC Fund’s net asset value per share. The Subsidiaries have a fiscal year end of June 30th for financial statement consolidation purposes.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

The CFC Fund may invest up to 25% of its total assets in the Subsidiaries, which act as investment vehicles in order to effect certain investments consistent with the CFC Fund’s investment objectives and policies. The CFC Fund expects to achieve a significant portion of its exposure to an indirect investment in bitcoins through the Subsidiaries.

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at September 30, 2018	% of Total Net Assets of the CFC Fund at September 30, 2018	Net Realized Gain (Loss) from Investments Held in Subsidiary
American Beacon Cayman Transformational Innovation Company, Ltd.	December 7, 2017	$39,295	0.2%	$(13,614)
American Beacon Delaware Transformational Innovation Corporation	December 7, 2017	458,431	1.8	(375,576)

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of the Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

Securities and Other Investments

American Depositary Receipts and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Funds are permitted to invest in asset-backed securities, subject to the Funds’ rating and quality requirements.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bitcoin

The Subsidiaries may invest in a Delaware statutory trust (“Bitcoin Trust”) that invests in bitcoins. From time to time, the Bitcoin Trust issues creation units in exchange for bitcoins and distributes bitcoins in exchange for redemption units. The performance of the Bitcoin Trust is intended to reflect changes in the value of the Trust’s bitcoin investments.

Bitcoin is a decentralized digital currency that enables instant transfers to anyone, anywhere in the world. Managing transactions in bitcoins occurs via an open source, cryptographic protocol central authority. The Bitcoin Network is an online, end-user-to-end-user network that hosts the public transaction ledger, known as the Blockchain, and the source code that comprises the basis for the cryptographic and algorithmic protocols governing the Bitcoin

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

Network. No single entity owns or operates the Bitcoin Network, the infrastructure of which is collectively maintained by a decentralized user base. As the Bitcoin Network is decentralized, it does not rely on either governmental authorities or financial institutions to create, transmit or determine the value of bitcoins. Rather, the value of bitcoins is determined by the supply of and demand for bitcoins in the global bitcoin exchange market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). The price of bitcoins is set in transfers by mutual agreement or barter as well as the number of merchants that accept bitcoins. Because bitcoins are digital files that can be transferred without the involvement of intermediaries or third parties, there are little or no transaction costs in direct end-user-to-end-user transactions. Bitcoins can be used to pay for goods and services or can be converted to fiat currencies, such as the U.S. dollar, at rates determined by the Bitcoin Exchanges. Additionally, third party service providers such as Bitcoin Exchanges are also used for transfers but they may charge significant fees for processing transactions.

Collateralized Loan Obligations

The Funds may invest in collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses.

For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ net asset value to likewise decrease, and vice Versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the period ended September 30, 2018 are disclosed in the Funds’ Notes to the Schedules of Investments.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Mortgage-Related and Other Asset-Backed Securities

The Funds may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Funds’ MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Payment-In-Kind Securities

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The TwentyFour Strategic Income Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the period ended September 30, 2018, the TwentyFour Strategic Income Fund entered into forward foreign currency contracts primarily for return enhancement and hedging.

Options Contracts

The TwentyFour Strategic Income Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Funds writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added

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Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Funds, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The TwentyFour Strategic Income Fund may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Funds’ exposure to unfavorable movements of the underlying instrument. The Funds pay a premium which is included as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The TwentyFour Strategic Income Fund did not hold any option positions at period end.

Straddle Options

The TwentyFour Strategic Income Fund may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities, are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, extension risk, interest rate risk and prepayment risk. A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Funds.

Asset Selection Risk

Assets selected by the sub-advisor or the Manager for the Funds may not perform to expectations. The sub-advisor’s investment models may rely in part on data derived from third parties and may not perform as intended. This could result in the Funds’ underperformance compared to other funds with similar investment objectives.

Bitcoin Risk

The value of the Fund’s investment in the Bitcoin Investment Trust through the Subsidiaries is subject to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on Bitcoin Exchanges. Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Bitcoin Investment Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Fund’s indirect investment in the Bitcoin Investment Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund’s indirect investment in the Bitcoin Investment Trust. Shares of the Bitcoin Investment Trust may trade at a premium or discount to the net asset value of the Bitcoin Investment Trust.

As bitcoins have grown in both popularity and market size, the U.S. Congress and a number of federal and state agencies (including the Financial Crimes Enforcement Network (FinCEN), the Securities and Exchange Commission, the Commodity Futures Trading Commission, the Financial Industry Regulatory Authority, the Consumer Financial Protection Bureau, the Department of Justice, the Department of Homeland Security, the Federal Bureau of Investigation, the IRS, and state financial institution regulators) have begun to examine the operations of the network that facilitates bitcoins, bitcoin users and the Bitcoin Exchanges, with particular focus on (1) the extent to which bitcoins can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises, (2) the safety and soundness of the Bitcoin Exchange or other service-providers that hold bitcoins for users and (3) other risks to investors and consumers who hold and use bitcoins. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the value of the Fund’s indirect investment in the Bitcoin Investment Trust or the ability of the Bitcoin Investment Trust to continue to operate.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

CLO Risk

The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CLOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed in the Fund’s SAI and Prospectus (e.g., interest rate risk and default risk), CLOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Funds can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial. A downgrade or default affecting any of the Funds’ securities could affect the Funds’ performance.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward foreign currency exchange contracts in non- U.S. currencies, non-U.S. currency futures contracts, and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Focused Holdings Risk

Because the Funds may have a focused portfolio of fewer companies, the increase or decrease of the value of a single investment may have a greater impact on the Funds’ NAV and total return when compared to other diversified funds.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). There is a significant degree of uncertainty about how negotiations relating to the United Kingdom’s withdrawal will be conducted, as well as the potential consequences and precise time frame for “Brexit.” It is expected that the United Kingdom’s exit from the EU will take place within two years of the United Kingdom notifying the European Council that it intends to withdraw from the EU. While it is not possible to determine the precise impact these events may have on a Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth,on markets in the United Kingdom, Europe and globally, which may adversely affect the value of a Fund’s investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Funds believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Funds may receive only limited information regarding the issuer of a restricted security. The Funds may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Funds are subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Funds. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well. Some investors buy securities with borrowed money; an increase in interest rates can cause a decline in those markets.

Liquidity Risk

Liquidity risk is the risk that the Funds may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which the Funds currently value them. For example, certain investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Funds to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. The Funds may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Funds. In some cases, due to unanticipated levels of illiquidity the Funds may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit,

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The results of the 2016 U.S. presidential election may result in significant changes in certain policies. These changes may result in lower corporate taxes, higher levels of public debt, higher interest rates, more restrictions on international trade, and less stringent prudential regulation of certain players in the financial markets.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The abandonment of the euro or withdrawal from the European Union (“EU”) on the part of the United Kingdom or any other member could significantly adversely affect the value of the Fund’s investments in Europe. Particularly, the United Kingdom’s vote to leave the EU could lead to a prolonged period of uncertainty as to the exact terms of exit and the impact on different industry sectors and increased market volatility.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific types of securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

Non-Diversification Risk

The Funds are non-diversified, which means the Funds may focus their investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Sovereign and Quasi Sovereign Debt Risk

The Funds normally will have significant investments in sovereign and quasi-sovereign debt securities. These investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Subsidiaries Risk

There can be no assurance that the investment objective of each Subsidiary will be achieved. The Subsidiaries are not registered under the Investment Company Act and, unless otherwise noted in this Prospectus, are not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiaries, and the Fund and the Subsidiaries are managed by the Manager and the sub-advisor pursuant to separate agreements, making it unlikely that the Subsidiaries will take action contrary to the interests of the Fund and its shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investments in the subsidiaries, and the Fund’s role as sole shareholder of the Subsidiaries. Changes in the laws of the United States and/or Delaware, under which the Fund and the Delaware Subsidiary, respectively, are organized, and/or the Cayman Islands, under which the Cayman Subsidiary is organized, could result in the inability of the Fund and/or either or both Subsidiaries to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands government has undertaken not to impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Rulemaking by the CFTC or other regulatory initiatives may affect the Fund’s ability to use the Cayman Subsidiary to pursue its investment strategies. As of the date of this Prospectus, the potential impact of these initiatives on the Fund is uncertain.

Tax Risk

To qualify as a RIC and receive the “modified pass-through” tax treatment accorded thereto (as described in the SAI), the Fund must, among other things, derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under Subchapter M. Although qualifying income does not include income derived directly from commodities – the IRS has ruled that bitcoin is “property,” which thus could be considered a commodity, and the Fund, therefore will restrict its gross income from direct investments therein (including shares of the Bitcoin Investment Trust) to a maximum of 10% of its gross income for each taxable year – the Fund’s investment in the Subsidiaries is expected to provide the Fund with indirect exposure to the Bitcoin Investment Trust within the limitations of the federal tax requirements of Subchapter M.

The IRS issued a large number of private letter rulings (which the Fund may not cite as precedent) from 2006 through 2011 that income a RIC derives from a wholly owned foreign subsidiary (a “controlled foreign corporation” or “CFC”) (such as the Cayman Subsidiary) that earns income derived from commodities – the IRS has ruled that bitcoin is “property,” which thus could be considered a commodity – is qualifying income. However, proposed Treasury regulations published on September 28, 2016, would limit qualifying income for a RIC from a CFC to distributions the CFC makes to the RIC out of its associated earnings and profits for the applicable taxable year. Although the Fund currently expects to receive distributions from the Cayman Subsidiary out of such earnings and profits each taxable year, if in one or more taxable years the Fund did not receive distributions thereof (or received less than all of same) or the IRS concluded that the amounts it did receive were not “distributions” for federal income tax purposes, the Fund might have difficulty in those years satisfying the source-of-income requirement to qualify as a RIC. Additional information regarding the federal income tax treatment by a RIC of income from a CFC is included in the “Tax Information” section of the SAI. The federal income tax treatment of the Fund’s income from the Cayman Subsidiary may be materially adversely affected by future legislation, the final version of the above mentioned proposed regulations or of other Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M, or otherwise materially affect the character, timing or recognition, and/or amount of the Fund’s taxable income and/ or net capital gains and, therefore, the distributions the Fund makes. If the Fund were unable to qualify as a RIC for one or more taxable years, it would incur potentially significant federal income tax expense. In certain such instances, its income available for distribution to shareholders would be reduced and all such distributions from current or accumulated earnings and profits would be taxable to them as dividend income.

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Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, FHLB, FFCB, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

Valuation Risk

The Funds may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, interest payable on floating-rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating-rate securities typically increases. Changes in the interest rates of floating-rate securities may lag behind changes in market rates or may have limits on the maximum rate change for a given period of time. The value of floating-rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedules of Investments.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

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Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of September 30, 2018, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ARK Transformational Innovation	$1,140,846	$1,177,617	$—	$1,177,617
Shapiro Equity Opportunities	1,005,338	1,009,157	—	1,009,157
Shapiro SMID Cap Equity	343,064	327,560	—	327,560

Cash collateral is listed on the Funds’ Schedules of Investments.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments.

Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities. Each tax period remains open for four years and is subject to examination by the Internal Revenue Service.

Cost of Investments for Federal Income Tax Purposes

As of September 30, 2018, the Funds’ cost of investments for federal income tax purposes were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Alpha Quant Core	$2,808,918	$389,488	$(58,535)	$330,953
Alpha Quant Dividend	2,546,125	226,330	(113,697)	112,633
Alpha Quant Quality	2,565,606	354,845	(27,384)	327,461
Alpha Quant Value	5,695,219	547,037	(99,782)	447,255
ARK Transformational Innovation	23,453,316	4,221,217	(1,180,223)	3,040,994
Shapiro Equity Opportunities	77,824,728	6,372,843	(2,091,101)	4,281,742
Shapiro SMID Cap Equity	6,139,136	667,104	(310,497)	356,607
TwentyFour Strategic Income	38,868,603	223,888	(923,675)	(699,787)

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Supplementary Notes to Schedules of Investments

September 30, 2018 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the year ended June 30, 2018, the Funds did not have any capital loss carryforwards.

Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

During the period ended September 30, 2018, the Funds did not utilize this facility.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive office and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as of date within 90 days of the filing date of this report and have concluded based on such evaluation, that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There was no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270:30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BEACON FUNDS

By:
/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: November 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:
/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: November 29, 2018

By:
/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: November 29, 2018